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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date Of Report (Date Of Earliest Event Reported):
                                 April 16, 2001

                                 GOOD GUYS, INC.
             (Exact Name Of Registrant As Specified In Its Charter)

          Delaware                      0-14134                 94-2366177
 (State or other jurisdiction       (Commission File          (IRS Employer
      of incorporation)                 Number)             Identification No.)



               1600 Harbor Bay Parkway, Alameda, California 94502
               (Address of principal executive offices) (Zip Code)

       (Registrant's telephone number, including area code): 510/521-7100







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Item 5.  Other Events.

         Effective April 16, 2001, the Registrant changed its name to "Good Guys, Inc." The name change was effected through a parent-subsidiary merger of the Registrant's wholly-owned subsidiary, GGuys, Inc., into the Registrant, as approved by the board of directors and pursuant to Section 253 of the Delaware General Corporation Law ("DGCL").



Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

            4.1 Certificate of Ownership and Merger merging The Good Guys, Inc. and GGuys, Inc., as filed with the Delaware Secretary of State on April 16, 2001

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE GOOD GUYS, INC

   Date:  April 16, 2001                  /s/ Robert Stoffregen
                                          ----------------------------
                                          Robert Stoffregen
                                          Chief Financial Officer








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